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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-94997 of Immersion Corporation on Form S-8 of our reports dated February 4, 2000, appearing in this Annual Report on Form 10-K of Immersion Corporation for the year ended December 31, 1999.


DELOITTE & TOUCHE LLP

San Jose, California
March 23, 2000